Official Payments Holdings, Inc.
3550 Engineering Drive, Suite 400
Norcross, GA  30092

CONTACT:
Jeff Hodges, Chief Financial Officer
Jeff.Hodges@OfficialPayments.com
(770) 325-3102

Official Payments Reports Fiscal 2012 Third Quarter Results
Norcross, GA, August 7, 2012 - Official Payments Holdings, Inc. (Nasdaq: OPAY), a leading provider of electronic payment solutions for the biller direct market, today released results for the quarter ended June 30, 2012.
Results of Operations
Third Quarter Fiscal 2012 Results
For the quarter ended June 30, 2012, Official Payments reported revenues from Continuing Operations of $39.2 million, a 1.9% increase over the same quarter last year.  Our loss from Continuing Operations was $0.9 million, or $0.05 per fully diluted share, as compared with a loss of $0.08 per fully diluted share from the same quarter last year.  Continuing Operations include Payment Solutions, and our VSA operations, which we are winding down.  On a standalone basis, our Payment Solutions business reported quarterly revenues of $38.9 million, or a 2.1% increase over the same quarter last year.
Our general, administrative, selling and marketing expenses, which support our Continuing Operations, were $9.2 million, an increase of $2.0 million, or 28%, from the same quarter last year.  Approximately $1.5 million of this increase was due to management incentive plan accruals in the third quarter 2012 versus reversals of the incentive plan accrual in the same period in 2011.
Management's Comments
Alex P. Hart, President and Chief Executive Officer of Official Payments Holdings, Inc. stated, "We've produced three quarters in a row of positive improvement over the prior year and I'm pleased with how we're positioned. I believe our strategy is sound and that we're executing well."
Definition and Reconciliation
We use the following non-GAAP financial measures in this press release:  Adjusted EBITDA from Continuing Operations and Payment Solutions net revenue.  Official Payments' management believes these measures are useful for evaluating our performance against the performance of peer companies within the electronic payments industry, and that these measures provide investors with additional transparency with respect to financial measures used by management in its financial and operational decision-making.  Our management believes that Payment Solutions net revenue provides additional information about our business, as we wind-down our VSA operations.  We also use Adjusted EBITDA from Continuing Operations, together with other criteria, in our executive compensation program.  Non-GAAP financial measures should not be considered a substitute for the reported results prepared in accordance with generally accepted accounting principles in the United States, or US GAAP.  Our definitions used to calculate non-GAAP financial measures may differ from those used by other companies.
Official Payments defines Adjusted EBITDA from Continuing Operations as net loss from our Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization, restructuring charges and stock-based compensation in both equity and cash.
The following table shows a reconciliation of net loss from Continuing Operations to Adjusted EBITDA from Continuing Operations for the three and nine months ended June 30, 2012 and 2011:
	Adjusted EBITDA
	Three months ended June 30,
(in thousands)	2012	2011	Change
Net Loss from Continuing Operations	$(852)	$(1,356)	$504
Adjustments:
Depreciation/Amortization	1,851	1,856	(5)
Stock-based compensation	371	324	47
Restructuring charge	2	-	2
Taxes	5	46	(41)
Less:
Interest (expense) income, net	(1)	19	(20)
Adjusted EBITDA from Continuing Operations	$1,378	$851	$527

	Adjusted EBITDA
	Nine months ended June 30,
(in thousands)	2012	2011	Change
Net Loss from Continuing Operations	$(3,894)	$(3,825)	$(69)
Adjustments:
Depreciation/Amortization	5,620	5,420	200
Stock-based compensation	1,352	(522)	1,874
Restructuring charge	1,493	-	1,493
Taxes	5	(139)	144
Less:
Interest income, net	-	76	(76)
Adjusted EBITDA from Continuing Operations	$4,576	$858	$3,718
Official Payments defines Payment Solutions net revenue as Payment Solutions gross revenue less discount fees.  Discount fees include interchange fees and other processing-related dues, assessments and fees.  Payment Solutions gross revenue is defined as revenue from continuing operations less revenue from VSA operations.  The following is a reconciliation of Payment Solutions net revenue to revenue from continuing operations for the three and nine months ended June 30, 2012 and 2011:

	Net Revenue
	Three months ended June 30,
(in thousands, except percentages)	2012	2011	Change ($)	Change (%)
Revenue from continuing operations	$39,163	$38,443	$720	1.9%
Less:
VSA revenue	257	353	(96)	(27.2)%
Payment Solutions gross revenue	38,906	38,090	816	2.1%
Less:
Discount fees	27,134	29,170	(2,036)	(7.0)%
Payment Solutions net revenue	$11,772	$8,920	$2,852	32.0%

	Net Revenue
	Nine months ended June 30,
(in thousands, except percentages)	2012	2011	Change ($)	Change (%)
Revenue from continuing operations	$106,820	$101,679	$5,141	5.1%
Less:
VSA revenue	1,142	1,208	(66)	(5.5)%
Payment Solutions gross revenue	105,678	100,471	5,207	5.2%
Less:
Discount fees	70,415	74,462	(4,047)	(5.4)%
Payment Solutions net revenue	$35,263	$26,009	$9,254	35.6%

Liquidity
As of June 30, 2012, we had $40.8 million in cash and cash equivalents. Our $40.8 million in cash, cash equivalents and marketable securities includes $6.9 million of accrued discount fees and funds of $1.1 million we have not yet paid to clients due to the timing of bank transactions.  These items reduce our cash available for our use.  Therefore, the cash and cash equivalents available to us at June 30, 2012 are $32.8 million.  Using the same calculation, we had $32.7 million available to us at September 30, 2011.
Conference Call
Official Payments will host a conference call Tuesday, August 7 at 5:00 p.m. Eastern Time to discuss these results.  To access the conference call, please dial (877) 917-3616.  The conference call will also be broadcast live via the Internet at www.OPAY.OfficialPayments.com.
A replay will be available at 8:00 p.m. Eastern Time on Tuesday, August 7, 2012 at www.OPAY.OfficialPayments.com or by calling (800) 925-4415.  The replay will be available from 10:00 p.m. Eastern Time, Tuesday August 7, 2012 until 11:59 p.m. Eastern Time on August 28, 2012.
About Official Payments Holdings, Inc.
Official Payments Holdings, Inc. (Nasdaq: OPAY) is a leading provider of electronic payment solutions in the biller direct market.  Headquartered in Norcross, Georgia, the company provides enhanced electronic payment services that include multiple payment choices, payment channels, and bill payment products and services to more than 3,500 clients in all 50 states and the District of Columbia.  Official Payments serves clients in multiple markets including federal, state, and local governments, educational institutions, and utilities.  Consumers may pay federal taxes, state and local taxes, property taxes, and other bills such as utilities and college tuition with credit cards, debit cards, electronic checks and alternative payment methods via online, telephone, point of sale and other channels by visiting www.OfficialPayments.com.  Corporate information is available at www.OPAY.OfficialPayments.com.
Forward looking statements
Statements made in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to future events or Official Payments' future financial and/or operating performance and generally can be identified as such because the context of the statement includes words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue," or "opportunity," the negative of these words or words of similar import.  Official Payments undertakes no obligation to update any such forward-looking statements.  Each of these statements is made as of the date hereof based only on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including, but not limited to: general economic conditions, which affect Official Payments' financial results in all our markets, which we refer to as "vertical markets", particularly the federal vertical market, the state and local tax vertical market and the property tax vertical market;  effectiveness and performance of our systems, payment processing platforms and operational infrastructure; our ability to grow Payment Solutions revenue while reducing our costs, including processor and interchange related costs; the timing, initiation, completion, renewal, extension or early termination of client or partner contracts or projects; our ability to execute on our sales and product strategy and realize revenues from our business development opportunities; the impact of regulatory requirements; and unanticipated claims as a result of project performance, including due to the failure of software providers, processors, vendors, partners, or subcontractors to satisfactorily perform and complete engagements.  For a discussion of these and other factors which may cause our actual events or results to differ from those projected, please refer to the periodic reports on Form 10-K and Form 10-Q that we file with the Securities and Exchange Commission.

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Balance Sheets
(in thousands)	June 30, 2012	September 30, 2011
	(unaudited)
ASSETS:
Current assets:
Cash and cash equivalents	$40,753	$39,760
Accounts receivable, net	4,350	4,467
Settlements receivable, net	12,848	7,648
Prepaid expenses and other current assets	1,497	2,368
Total current assets	59,448	54,243

Property, equipment and software, net	17,617	18,189
Goodwill	17,551	17,460
Other intangible assets, net	1,491	4,037
Other assets	585	238
Total assets	$96,692	$94,167

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$63	$1,057
Settlements payable	13,989	9,812
Accrued compensation liabilities	4,778	2,721
Accrued discount fees	6,933	4,900
Other accrued liabilities	2,260	3,703
Accrued restructuring charges	314	178
Deferred income	244	439
Total current liabilities	28,581	22,810
Other liabilities:
Deferred rent	78	1,556
Accrued restructuring charges	991	-
Other liabilities	168	28
Total other liabilities	1,237	1,584
Total liabilities	29,818	24,394

Shareholders' equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	-	-
Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,817 and 20,817; shares outstanding: 16,642 and 16,642	194,740	193,732
Treasury stock-at cost, 4,175 shares	(31,383)	(31,383)
Accumulated deficit	(96,483)	(92,576)
Total shareholders' equity	66,874	69,773
Total liabilities and shareholders' equity	$96,692	$94,167

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Statements of Operations
(unaudited)

	Three months ended June 30,		Nine months ended June 30,
(in thousands, except per share data)	2012	2011	2012	2011
Revenues	$39,163	$38,443	$106,820	$101,679

Costs and expenses:
Direct costs	28,922	30,696	75,697	78,898
General and administrative	6,601	5,530	23,096	16,339
Selling and marketing	2,635	1,690	6,296	5,062
Depreciation and amortization	1,851	1,856	5,620	5,420
Total costs and expenses	40,009	39,772	110,709	105,719
Loss from continuing operations before other income and income taxes	(846)	(1,329)	(3,889)	(4,040)

Other income:
Interest (expense) income, net	(1)	19	-	76
Total other income	(1)	19	-	76

Loss from continuing operations before income taxes	(847)	(1,310)	(3,889)	(3,964)
Income tax provision (benefit)	5	46	5	(139)

Loss from continuing operations	(852)	(1,356)	(3,894)	(3,825)
(Loss) gain from discontinued operations, net	(1)	(76)	(13)	226

Net loss	$(853)	$(1,432)	$(3,907)	$(3,599)

(Loss) gain per share-Basic and diluted:
From continuing operations	$(0.05)	$(0.08)	$(0.23)	$(0.22)
From discontinued operations	-	-	-	0.01
Loss per share-Basic and diluted	$(0.05)	$(0.08)	$(0.23)	$(0.21)

Weighted average common shares used in computing:
Basic and diluted loss per share	16,642	16,951	16,642	17,252

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Statements of Cash Flows
(unaudited)
	Nine months ended June 30,
(in thousands)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,907)	$(3,599)
Less: (Loss) gain from discontinued operations, net	(13)	226
Loss from continuing operations, net	(3,894)	(3,825)
Non-cash items included in net loss:
Restructuring costs	803	-
Depreciation and amortization	5,620	5,420
Provision for doubtful accounts	26	457
Deferred rent	(3)	415
Share-based compensation	1,008	(523)
Capitalized software impairment loss	-	268
Net effect of changes in assets and liabilities:
Accounts receivable, net	91	710
Settlement processing assets and obligations, net	(1,023)	1,991
Prepaid expenses and other assets	524	(273)
Accounts payable and accrued liabilities	1,526	(3,226)
Income taxes receivable	-	(62)
Other long term liabilities	161	-
Deferred income	(195)	(150)
Cash provided by operating activities from continuing operations	4,644	1,202
Cash used in operating activities from discontinued operations	(13)	(138)
Cash provided by operating activities	4,631	1,064
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	-	(13,248)
Maturities of available-for-sale securities	-	14,576
Maturities of restricted investments	-	983
Capitalized internally developed software	(1,911)	(1,063)
Purchase of equipment and software	(1,610)	(2,111)
ChoicePay acquisition	(91)	(56)
Cash used in investing activities from continuing operations	(3,612)	(919)
Cash provided by investing activities from discontinued operations	-	364
Cash used in investing activities	(3,612)	(555)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	482
Purchase of company stock	-	(10,363)
Capital lease obligations and other financing arrangements	(26)	(25)
Cash used in financing activities	(26)	(9,906)
Net increase (decrease) in cash and cash equivalents	993	(9,397)
Cash and cash equivalents at beginning of period	39,760	45,757
Cash and cash equivalents at end of period	$40,753	$36,360

OFFICIAL PAYMENTS HOLDINGS, INC.
Consolidated Statement of Operations-Continuing Operations
(unaudited)
(in thousands)	Payment Solutions	VSA	Total
Three months ended June 30, 2012:
Revenues	$38,906	$257	$39,163
Costs and expenses:
Direct costs	28,776	146	28,922
General and administrative	6,584	17	6,601
Selling and marketing	2,635	-	2,635
Depreciation and amortization	1,851	-	1,851
Total costs and expenses	39,846	163	40,009
(Loss) income from continuing operations before other income and income taxes	(940)	94	(846)
Other income:
Interest income, net	(1)	-	(1)
Total other income	(1)	-	(1)
(Loss) income from continuing operations before taxes	(941)	94	(847)
Income tax provision	5	-	5
(Loss) income from continuing operations	$(946)	$94	$(852)

(in thousands)	Payment Solutions	VSA	Total
Three months ended June 30, 2011:
Revenues	$38,090	$353	$38,443
Costs and expenses:
Direct costs	30,622	74	30,696
General and administrative	5,519	11	5,530
Selling and marketing	1,690	-	1,690
Depreciation and amortization	1,856	-	1,856
Total costs and expenses	39,687	85	39,772
(Loss) income from continuing operations before other income and income taxes	(1,597)	268	(1,329)
Other income:
Interest income, net	19	-	19
Total other income	19	-	19
(Loss) income from continuing operations before taxes	(1,578)	268	(1,310)
Income tax provision	46	-	46
(Loss) income from continuing operations	$(1,624)	$268	$(1,356)

(in thousands)	Payment Solutions	VSA	Total
Nine months ended June 30, 2012:
Revenues	$105,678	$1,142	$106,820
Costs and expenses:
Direct costs	75,099	598	75,697
General and administrative	22,906	190	23,096
Selling and marketing	6,296	-	6,296
Depreciation and amortization	5,620	-	5,620
Total costs and expenses	109,921	788	110,709
(Loss) income from continuing operations before other income and income taxes	(4,243)	354	(3,889)
Other income:
Interest income, net	-	-	-
Total other income	-	-	-
(Loss) income from continuing operations before taxes	(4,243)	354	(3,889)
Income tax benefit	(5)	-	(5)
(Loss) income from continuing operations	$(4,248)	$354	$(3,894)

(in thousands)	Payment Solutions	VSA	Total
Nine months ended June 30, 2011:
Revenues	$100,471	$1,208	$101,679
Costs and expenses:
Direct costs	78,705	193	78,898
General and administrative	16,328	11	16,339
Selling and marketing	5,062	-	5,062
Depreciation and amortization	5,420	-	5,420
Total costs and expenses	105,515	204	105,719
(Loss) income from continuing operations before other income and income taxes	(5,044)	1,004	(4,040)
Other income:
Interest income, net	76	-	76
Total other income	76	-	76
(Loss) income from continuing operations before taxes	(4,968)	1,004	(3,964)
Income tax benefit	(139)	-	(139)
(Loss) income from continuing operations	$(4,829)	$1,004	$(3,825)